UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 13, 2025

(Date of earliest event reported)

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including Zip Code)

(302) 295-4840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2025, Raghib Hussain, President, Products and Technologies of Marvell Technology, Inc. (“Marvell”), notified Marvell of his decision to resign from his position with Marvell effective as of May 2, 2025, to become the Chief Executive Officer of another company.

Marvell has a thoughtful succession planning process and deep bench of talent. Marvell has activated a plan to ensure Mr. Hussain’s responsibilities are seamlessly transitioned on or before his departure date.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward Looking Statements

The disclosure contained in this Current Report on Form 8-K contains certain forward-looking information about the Company that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements related to our executive succession and transition process. These statements are based on current expectations, estimates, and projections about the Company’s business based, in part, on assumptions made by management, and are subject to a number of risks and uncertainties, many of risks and uncertainties relate to matters beyond the Company’s control. Factors that could cause actual results to differ materially from current expectations include: the Company’s ability to implement its business plans and strategies; the Company’s ability to successfully navigate its leadership transition; the ability of the Company to retain and hire key personnel; legislative, regulatory and economic developments affecting the Company’s business; and general economic and market developments and conditions. Additionally, these forward-looking statements should be considered in conjunction with the cautionary statements and risk factors described in the Company’s Annual Report on Form 10-K for the year ended February 1, 2025, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and no person assumes any obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: April 14, 2025	By:	/s/ Mark Casper
Mark Casper
EVP, Chief Legal Officer and Secretary